Exhibit 99.1

PRESENTATION SLIDES HCC Investors Conference 2012 June 7, 2012

See Notice About This Presentation Notice About This Presentation ABOUT FORWARD-LOOKING STATEMENTS: This presentation contains certain “forward-looking statements” within the meaning of Section 27A of the Securities Act of 1933 and Section 21E of the Securities Exchange Act of 1934, which are intended to be covered by the safe harbors created by those laws. These forward-looking statements reflect our current expectations and projections about future events and include information about possible or assumed future results of our operations. All statements, other than statements of historical facts, included or incorporated by reference in this presentation that address activities, events or developments that we expect or anticipate may occur in the future, including such things as growth of our business and operations, business strategy, competitive strengths, goals, plans, future capital expenditures and references to future successes may be considered forward-looking statements. Generally, words such as “anticipate”, “believe”, “estimate”, “expect”, “intend”, “plan”, “probably” or similar expressions indicate forward-looking statements. Many risks and uncertainties may have an impact on the matters addressed in these forward-looking statements, which could affect our future financial results and performance. These events or factors could cause our results or performance to differ materially from those we express in our forward-looking statements. Although we believe that the assumptions underlying our forward-looking statements are reasonable, any of these assumptions, and, therefore, the forward-looking statements based on these assumptions, could themselves prove to be inaccurate. In light of the significant uncertainties inherent in the forward-looking statements that are included in this presentation, our inclusion of this information is not a representation by us or any other person that our objectives or plans will be achieved. Our forward-looking statements speak only at the date made, and we will not update these forward-looking statements unless the securities laws require us to do so. In light of these risks, uncertainties and assumptions, any forward-looking events discussed in this presentation may not occur. PRESENTATION FORMATTING: Certain figures included in this publication have been rounded for presentation and are provided for comparative purposes only. Our periodic reports filed with the Securities and Exchange Commission contain more detailed information, including specific figures. 2

See Notice About This Presentation CEO Address 3

See Notice About This Presentation Investor Conference Objectives Why a conference – not a day? Why now? 4

5 See Notice About This Presentation

6 See Notice About This Presentation

See Notice About This Presentation Investor Conference Objectives Why a conference – not a day? Why now? The market is changing Our margins are already good for our specialty businesses 7

See Notice About This Presentation Peer Crunch Ratio – 2011 8 Paid Loss Expense Crunch Ratio Ratio Ratio HCC 58.9% 25.0% 83.9 % AFG 58.7 30.2 88.9 Argo Group 75.1 40.1 115.2 Chubb 60.5 31.7 92.2 Markel 60.1 40.9 101.0 Navigators 55.3 35.7 91.0 Old Republic 67.2 48.0 115.2 RLI 51.3 41.2 92.5 The Travelers 69.7 32.2 101.9 W.R. Berkley 59.8 34.4 94.2

See Notice About This Presentation Investor Conference Objectives Why a conference – not a day? Why now? The market is changing Our margins are already good for our specialty businesses Simplify – what may appear complex Demonstrate the strength of our management team but more importantly – our underwriters Demonstrate the strong position of HCC regardless of the environment 9

See Notice About This Presentation HCC Model Targeted combined ratio of 85% over any five-year period Flat management structure that results in lower costs, quicker decisions, and more responsive management while maintaining operational control Decentralized but skilled subsidiary management Expense ratio in the top quartile of peers Focus on specialty businesses that do not compete during cycles with standard (or admitted) markets, require technical expertise and are not easy to enter or exit Businesses that are largely uncorrelated and not dependent upon reinsurance Highly rated insurance companies Limits control that, by its nature, limits volatility Managed aggregate exposure that is closely monitored 10

See Notice About This Presentation Characteristics That Make HCC Unique Highly rated insurance companies 11

Rating Agencies

A.M. BEST FINANCIAL STRENGTH RATINGS TABLE

Primary Companies				
A++	**A+**	**A**		**A-**
Chubb	ACE	Allied World	Hartford	
	Arch Capital	American Finc'l	Hiscox	
	Cincinnati Financial	Argo Group	Liberty Mutual	
	HCC Holdings	AXIS Capital	Lloyd's	
	Nationwide	Catlin	Markel	
	RLI Corp	Chartis	Navigators	
	Selective	CNA Financial	OneBeacon	
	Travelers	Endurance	QBE Insurance	
	W.R. Berkley	Fireman's Fund	XL Group	
		Hanover		
		Old Republic		

S&P FINANCIAL STRENGTH RATINGS TABLE

Primary					
AA+	**AA**	**AA-**	**A+**	**A**	**A-**
	Chubb Corp	Zurich	American Financial	AIG	Argo Group
	HCC Holdings	ACE	Arch Capital	Allied World	CNA Financial
	Travelers Group		AXIS Capital	Catlin	Hanover Group
			Fireman's Fund	Cincinnati Fnc'l	Liberty Mutual
			Lloyd's	Endurance	OneBeacon
			Nationwide	Hartford	
			Old Republic	Hiscox	
			QBE Group	Navigators	
			RLI Corp.	Selective	
			W.R. Berkley	XL Group	

Source: Dowling & Partners.

HCC

See Notice About This Presentation

12

See Notice About This Presentation Characteristics That Make HCC Unique Highly rated insurance companies Specialty Insurance businesses with strong long-term fundamentals and market leadership 13

See Notice About This Presentation HCC As Market Leader Aviation Energy D&O Medical Stop-Loss Sports and Entertainment Commercial Surety 14

Segment Overview

($ in millions)

HCC

	U.S. Property & Casualty	Professional Liability	Accident & Health	U.S. Surety & Credit	International	Total
2011 GWP:	$ 541	$ 563	$ 802	$ 226	$ 517	$ 2,649
2011 NWP:	$ 367	$ 412	$ 802	$ 209	$ 392	$ 2,182
Key Lines:	Aviation	U.S. D&O	Medical Stop-Loss	Contract Surety	Energy	
	Small Account E&O	International D&O	ST Domestic and International Medical	Commercial Surety	Property Treaty	
	Public Risk	Large Account E&O	HMO Reinsurance	Bail Bonds	Liability	
	Contingency	Fiduciary	Medical Excess	Credit	Surety	
	Disability	Fidelity			Credit	
	Title Reinsurance	Bankers Blanket Bonds			Property (D&F)	
	Mortgage Reinsurance	EPLI			Ocean Marine	
	Residual Value				A&H	
	EPLI					
	Technical Property					
	Primary and Excess Casualty					
	Brown Water Marine					

HCC

See Notice About This Presentation

15

See Notice About This Presentation Strong Underwriting Performance 16 GAAP Underwriting Ratios 1 Peer group defined as AFG, AGII, CB, MKL, NAVG, ORI, RLI, TRV and WRB. Five-year peer average calculated by HCC as simple mean using SEC filings for peer companies. 1 59.6% 60.4% 59.7% 59.4% 65.8% 61.0% 23.9% 24.7% 24.3% 25.2% 25.0% 24.6% 83.5% 85.1% 84.0% 84.6% 90.8% 85.6% 94.7% 59.2% 35.5% 2007 2008 2009 2010 2011 5 year HCC average 5 year peer average Loss Ratio Expense Ratio

See Notice About This Presentation Strong Underwriting Performance 17 HCC AGII MKL NAVG ORI WRB AFG RLI CB TRV Note: Calculated by HCC using 12/31/11 SEC filings for peer companies. Peer Group Comparison – 2011 Combined Ratios 90.8% 93.4% 95.3% 101.9% 102.0% 119.9% 104.7% 115.8% 112.8% 78.4% 96.3% 105.1% 98.3% 102.6% 108.3% 119.9% 95.9% 104.4% 91.0% 120.2% GAAP AY GAAP AY GAAP AY GAAP AY GAAP AY GAAP AY GAAP AY GAAP AY GAAP AY GAAP AY Loss Ratio Net Development Expense Ratio

See Notice About This Presentation Characteristics That Make HCC Unique Highly rated insurance companies Specialty Insurance businesses with strong long-term fundamentals and market leadership Lowest expense ratio amongst industry peers1 18 1 As of 12/31/11. Peer group defined as AFG, AGII, CB, MKL, NAVG, ORI, RLI, TRV and WRB.

See Notice About This Presentation Industry-Leading Expense Ratio Avoid businesses with inherently high commissions and other expenses Do not “give” our pen to others Employ highly qualified underwriters which allows underwriting decisions to be made by the businesses Avoid branch office and regional office structure Maintain flat home office management structure Headquartered in low cost jurisdiction Access international business through our London office 19

See Notice About This Presentation Characteristics That Make HCC Unique Highly rated insurance companies Specialty Insurance businesses with strong long-term fundamentals and market leadership Lowest expense ratio amongst industry peers Broadly experienced team 20

See Notice About This Presentation Experienced Management Team 21 John Molbeck Chief Executive Officer Industry: 37 years HCC: 12 years Susan Howie VP, Human Resources Industry: 23 years HCC: 11 years Debbie Riffe VP, Administration Industry: 33 years HCC: 21 years Jackie Kellems SVP, Enterprise Risk Management Industry: 31 years HCC: 17 years Randy Rinicella SVP, General Counsel Industry: 26 years HCC: 5 years Laurence Donnelly CEO, HCC Indemnity Guaranty Industry: 30 years HCC: 8 years Craig Kelbel President & CEO, HCC Life Industry: 35 years HCC: 13 years Barry Cook CEO, HCC International Industry: 33 years HCC: 12 years Mike Schell Chief P&C Insurance Officer Industry: 40 years HCC: 10 years Bill Burke Chief Operating Officer Industry: 35 years HCC: Since 2012 John Newton Director of Reinsurance Industry: 23 years HCC: 6 years Stefano Minale VP, Chief Claims Officer Industry: 23 years HCC: 4 years Mark Callahan EVP, Chief Underwriting Officer Industry: 20 years HCC: 2 years Andy Stone President, HCC Global U.S. Industry: 26 years HCC: 10 years Thibaud Hervy Co-CEO, HCC Global International Industry: 15 years HCC: 10 years Philippe Vézio Co-CEO, HCC Global International Industry: 20 years HCC: 10 years Bill Hubbard President and CEO, HCC Specialty Industry: 23 years HCC: 11 years Adam Pessin President and CEO, HCC Surety Industry: 18 years HCC: 10 years Michael Donovan President, Aviation Industry: 35 years HCC: 29 years Mark Reynolds President, HCC Credit Industry: 32 years HCC: 6 years Chris Williams President Industry: 37 years HCC: 1 year Pam Penny EVP, Chief Accounting Officer Industry: 35 years HCC: 8 years Brad Irick EVP, Chief Financial Officer Industry: 23 years HCC: 2 years

See Notice About This Presentation Compensation Philosophy Pay for performance Underwriters’ bonuses are a percentage of pretax underwriting profit Investment income excluded Two-thirds cash / one-third cliff vested restricted stock Cliff vested stock subject to clawback It works because HCC consistently makes an underwriting profit 22

See Notice About This Presentation Performance Versus Peers 23

See Notice About This Presentation Strong BVPS Growth 24 Note: Calculated by HCC based on 5-year rolling average using 12/31/11 and prior SEC filings for peer companies. HCC AFG AGII CB MKL NAVG ORI RLI TRV WRB (8.0%) (4.0%) 0.0% 4.0% 8.0% 12.0% 16.0% 20.0% 0.0 5.0 10.0 15.0 20.0 25.0 30.0 Average BVPS Growth Standard Deviation

See Notice About This Presentation Quality Underwriters Are Growth Companies in Terms of Book Value Per Share Growth 25 Source: Dowling & Partners. 14% 14% 14% 13% 13% 12% 11% 11% 10% 10% 9% 8% 8% 7% 6% 5% 0% 2% 4% 6% 8% 10% 12% 14% 16% Progressive W.R. Berkley HCC Ace Ltd. White Mountains RLI Corp Mercury Markel Transatlantic Chubb PartnerRe Allstate Selective Cincinnati Fnc'l Baldwin & Lyons XL Capital 15 YEAR TOTAL VALUE CREATION (YE:96 - YE:11) Source: Company Reports; D&P Analysis 19% 19% 19% 18% 16% 16  15% 14% 14% 13% 13% 13% 13% 12% 11% 10% 10% 8% 7% 7% 6% 4% 3% 3% 0% 2% 4% 6% 8% 10% 12% 14% 16% 18% 20% W.R. Berkley HCC Ace Ltd. Arch Capital PartnerRe Renaissance Re American Fnc'l Progressive Chubb Navigators Fairfax Everest RLI Corp Markel Transatlantic Mercury White Mountains Selective Allstate The Hartford Baldwin & Lyons XL Group Hanover Cincinnati Fnc'l 10 YEAR TOTAL VALUE CREATION (YE:01 - YE:11) Source: Company Reports, D&P Analysis

See Notice About This Presentation 2011 Total Value Creation (Tangible Book Value + Dividends) 26 Source: Dowling & Partners. Sale of Esurance 25% 23% 16% 15% 14% 13% 12% 11% 11% 11% 10% 10% 9% 9% 9% 9% 8% 8% 7% 7% 6% 6% 6% 6% 5% 4% 3% 3% 3% 1% 1% 1% 0% -1% -1% -1% -2% -3% -3% -3% -3% -5% -5% -6% -6% -8% -10% -32% American Int'l Grp White Mountains Enstar Employers Lancashire W.R. Berkley RLI Corp Mercury General Hartford Finc'l Chubb Corp. HCC Tower Group ACE Limited Travelers Allied World Navigators American Fin'l Progressive Infinity Arch Capital CNA Corp XL Group plc Cincinnati Finc'l Alterra Capital Alleghany Corp. Safety OneBeacon Ins Berkshire Hathaway Allstate Corp Validus Holdings Greenlight Re Markel Aspen Holdings SeaBright AXIS Specialty Everest Re Selective Ins Hanover Fairfax Endurance RenaissanceRe Platinum U/W Global Indemnity Argo Group Montpelier Re PartnerRe Baldwin & Lyons Flagstone Re 2011 Total Value Creation (Tang. Book Value + Dividends) Source: Company Reports; D&P Analysis 23% 20% 17% 17% 17% 16% 14% 14% 14% 14% 13% 13% 13% 12% 12% 12% 12% 12% 12% 12% 12% 11% 11% 10% 10% 9% 9% 9% 8% 8% 8% 7% 6% 6% 6% 6% 4% 4% 4% 4% 4% 0% 0% -1% -5% -6% -0% -5% 0% 5% 10% 15% 20% 25% Enstar Fairfax HCC Arch Capital Allied World Lancashire American Fin'l Ace Ltd. Travelers Aspen Chubb Endurance Renaissance Re Partner Re RLI Validus W.R. Berkley Navigators Platinum U/W AXIS Capital Infinity P&C Safety Transatlantic Tower Group Montpelier Re Everest Re Greenlight Hanover Progressive Argo Group Alleghany Mercury General White Mountains SeaBright Alterra Markel OneBeacon CNA Fin'l Baldwin & Lyons Selective Allstate Flagstone Cincinnati Fin'l Hartford Fin'l Global Indemnity XL Group Source: Company Reports 5 YEAR TOTAL VALUE CREATION (YE:06 - YE:11)

See Notice About This Presentation Outperforms with Lower Volatility Over the Longer Term 27 Source: Dowling & Partners. SAFT PGR MCY IPCC ALL TRV ACE CB FFH HIG CNA ACGL AXS AGII AWH ENH WTM ALTE XL SIGI CINF THG PRE RE TRH WRB HCC AFG RLI MKL NAVG BWINB RNR MRH 0 7 14 21 28 35 0 7 14 21 28 35 10 Year Avg. C. Ratio Standard Deviation in C. Ratio 10 YEAR AVG. COMBINED RATIO & STANDARD DEVIATION IN C. RATIO Auto Large Cap Cml Offshore (Re)Insurance Regional Reinsurance Specialty Property/Short-tail Source: Company Reports, D&P Analysis 1st Quintile (Highest) 2nd Quintile 3rd Quintile 4th Quintile 1st Quintile (Lowest) 2nd Quintile 3rd Quintile 4th Quintile 5th Quintile (Highest) 5th Quintile (Lowest)

See Notice About This Presentation and in the Shorter (Five-Year) Term 28 Source: Dowling & Partners. IPCC SAFT PGR MCY ALL FFH ACE TRV CB CNA HIG ACGL AWH AHL ENH AXS AGII WTM ALTE GBLI XL THG SIGI CINF PRE PTP TRH RE GLRE HCC AFG RLI WRB NAVG TWGP Y SBX MKL OB BWINB LRE RNR VR MRH FSR 0 9 18 27 36 45 0 9 18 27 36 45 5 Year Avg. C. Ratio Standard Deviation in Total Value Creation 5 YEAR AVG. COMBINED RATIO & STANDARD DEVIATION IN C. RATIO Auto Large Cap Cml Offshore (Re)Insurance Regional Reinsurance Specialty Property/Short-tail Source: Company Reports, D&P Analysis 1st Quintile (Highest) 2nd Quintile 3rd Quintile 4th Quintile 1st Quintile (Lowest) 2nd Quintile 3rd Quintile 4th Quintile 5th Quintile (Highest) 5th Quintile (Lowest)

See Notice About This Presentation What ROE Does HCC Target? 29

30 The New Norm – Return on Average Equity 20.0% 16.0% 12.0% 8.0% 4.0% (0.0%) 2000 2001 2002 2003 2004 2005 2006 2007 2008 2009 2010 2011 ROAE 90-Day Treasury Bill Rate (Risk Free Rate)

See Notice About This Presentation Use of Capital Organic growth Product Geography Economy New underwriting teams Acquisitions Dividends 65th consecutive dividend 15th consecutive year with an increase Share repurchases In 2012, we have repurchased $126 million Since June 2010, we have repurchased $535 million at an average cost of $29.67 per share 31

See Notice About This Presentation Aviation 32

See Notice About This Presentation Experienced Management Team 33 Michael Donovan President Industry: 35 years HCC: 29 years Anthony Bacewicz President – USSIC Aviation Industry: 17 years HCC: 17 years Jonathan Greenway President – AIC Industry: 30 years HCC: Since 2012 Jim Lauerman Consultant & Retired Former President – AIC Industry: 38 years HCC: 27 years Craig Ketchum Aviation Underwriting Mgr Industry: 37 years HCC: 16 years Chris Lewis Senior Vice President Industry: 27 years HCC: 19 years Chris Bonnett VP, Sr. Aviation Underwriter Industry: 30 years HCC: 15 years Mike Adams VP, Underwriting Industry: 28 years HCC: 26 years Michael Kerwin VP, Analytics Industry: 38 years HCC: 13 years Bill Campbell Senior Aviation Underwriter Industry: 38 years HCC: 17 years

See Notice About This Presentation General Aviation Market Why three aviation companies? Avemco, U.S. Specialty Insurance and Houston Casualty Source of business Geographic diversification Classes of aviation Areas of recognized leadership What sets us apart from the competition? 34

See Notice About This Presentation Aviation – Historical Results 35 Dollars in thousands 1981 2002 through through 2001 1Q12 Gross written premium $1,329,026 $1,971,137 Net written premium 516,225 1,302,456 Net earned premium 494,968 1,295,528 Loss ratio 63.5% 58.8%

See Notice About This Presentation Aviation – Financial Results 36 Dollars in thousands 2010 2011 2011 2012 Gross written premium $162,539 $154,903 $41,448 $37,090 Net written premium 110,539 117,333 27,394 27,507 Net earned premium 115,952 113,341 27,282 28,823 Loss ratio 55.0% 63.7% 58.5% 46.9% First Quarter Full Year

See Notice About This Presentation Property Treaty 37

See Notice About This Presentation Experienced Management Team 38 Tony O’Connor Head of Treaty Reinsurance Industry: 22 years HCC: 3 years Chris Parker Deputy Treaty Underwriter Industry: 9 years HCC: 3 years Richard Wells Treaty Underwriter Industry: 14 years HCC: 3 years Alasdair Rykens Treaty Analyst Industry: 10 years HCC: 2 years Kirsty Adam Underwriting Assistant Industry: 2 years HCC: 2 years Mark Kinseley Treaty Analyst Industry: 13 years HCC: 1 year

See Notice About This Presentation Geographical Split of Account (GWP) 39 United States 45% Europe 24% Japan 9% Multi-Territory 7% Latin America 5% Australasia 4% Asia, Africa & Middle East 3% Canada 3%

See Notice About This Presentation 2010 Market Insured Cat Losses 40 1 Swiss Re, sigma study No 1/2011 – March 2011. Month Event Loss1 February Winter Storm Xynthia $2.8B February Chile Earthquake $8.0B March Australian Wind / Hail $1.1B March Australian Wind / Hail $1.1B March U.S. Tornado / Hail $1.2B May U.S. Tornado / Hail $2.0B September New Zealand Earthquake $4.5B October U.S. Tornado / Hail $2.2B December Australian Floods $2.1B Highest international insured catastrophe losses prior to 20111 Greater than $43 billion insured loss1 304 catastrophic events1 167 natural catastrophes 137 man-made catastrophes

See Notice About This Presentation 2011 Market Insured Cat Losses 41 1 Swiss Re, sigma study No 2/2012 – March 2012. Month Event Loss1 January Australian Floods $2.3B January / February U.S. Winter Storms $1.0B February Cyclone Yasi Australia $1.4B February New Zealand Earthquake $12.0B March Japan Earthquake $35.0B April / May U.S. Tornado / Hail $20.0B June New Zealand Earthquake $2.0B July Denmark Cloudburst $0.8B July Thai Floods $12.0B August U.S. Hurricane Irene $5.3B 2011 was the second highest insured loss year on record1 Estimated insured loss of $116 billion1 325 catastrophic events1 175 natural catastrophes 150 man-made disasters Economic losses over $370 billion1

See Notice About This Presentation Property Treaty – Financial Results 42 Note: Underwriting profit / (loss) represents line of business contribution to segment pretax earnings / (loss). Dollars in thousands 2010 2011 2011 2012 Gross written premium $74,514 $128,767 $71,819 $69,338 Net written premium 59,878 98,370 61,160 62,302 Net earned premium 47,594 90,912 16,004 22,089 Loss ratio 58.2% 80.0% 126.7% 12.8% Underwriting profit / (loss) $7,040 ($2,648) ($8,685) $14,102 Full Year First Quarter

43 See Notice About This Presentation Catastrophe Loss Impact on Equity: 2010-2011

See Notice About This Presentation Underwriting Strengths Results – very few reinsurers made underwriting profit during 2010 and 2011 2011 losses were only an earnings event – equivalent to approximately 1% of 2010 equity versus 12-15% on average for our competitors Some reinsurers have impacted equity by over 20%, with Lloyd’s impact to equity at 12% Willingness and ability to walk away from business Ability to manage aggregates through underwriting cycle RMS 1 in 250 years U.S. wind reduced by 14% RMS 1 in 250 years Europe wind reduced by 22% Underwriters underwrite the insurance company – not bound by external proprietary models; client selection enabled us to outperform competitors S&P “AA” rating helps secure capacity at the highest margin “top-end” layers 44

See Notice About This Presentation Aggregate Management Gross aggregate managed to different levels around the world Reinsurance program - purchased $86 million of catastrophe protection which reduces the amounts above on a net basis Our aggregates are capped at highest of the following: Our internal Probable Maximum Losses (PMLs) of either country or region RMS return period 1 in 250 years 45 1Q12 U.S. Wind Europe Wind Australia Wind RMS 1 in 100 years $132.4M $80.1M $18.4M RMS 1 in 250 years $181.1M $122.7M $33.6M

See Notice About This Presentation State of Reinsurance Market Average rate increase for HCC at 1Q12 is 21% – due to level of attachment and “minimum pricing” for capacity RMS modeling impact Competitors – some major reinsurers cutting back in certain areas; not much new conventional capacity 46 Region Rate Change Japan Wind +15% Japan Earthquake +20% - 50% Europe +5% - 10% U.S. +10% - 15% Asia (excl. Japan) +25% Australia +15%

See Notice About This Presentation The Future Strong foundation Ability to expand portfolio if the market is right Profitability over premium growth Proprietary modeling creating more demand in reinsurance cover sought Flight to quality 47

See Notice About This Presentation Energy 48

See Notice About This Presentation Experienced Management Team 49 Simon Button Energy Underwriter Industry: 27 years HCC: 12 years Dave Shepherd Deputy Energy Underwriter Industry: 25 years HCC: 10 years Matthew Smith Assistant Underwriter Industry: 3 years HCC: 3 years Kerris Smith Underwriting Assistant Industry: 5 years HCC: 5 years Headquartered in London Access to broker market and Lloyd’s Control of underwriting and expenses

See Notice About This Presentation What Turned the Energy Market? 50 Dollars in thousands 2005 2006 2007 2008 2009 Gross written premium $62,907 $137,933 $114,557 $97,327 $98,935 Net written premium 23,195 61,684 53,512 57,858 49,435 Net earned premium 28,493 49,172 59,180 57,206 49,099 Loss ratio 190.0% 37.0% 47.0% 43.3% 25.7% Full Year

See Notice About This Presentation Energy – Financial Results 51 Dollars in thousands 2010 2011 2011 2012 Gross written premium $106,902 $128,078 $16,303 $20,595 Net written premium 53,063 75,286 5,052 12,824 Net earned premium 52,671 66,512 12,049 15,094 Loss ratio 22.2% 35.7% 80.9% 37.1% Full Year First Quarter

See Notice About This Presentation Energy – Historical Results 52 Note: Underwriting profit represents line of business contribution to segment pretax earnings / (loss). Dollars in thousands 2005 through 1Q12 Gross written premium $767,234 Net written premium 386,857 Net earned premium 377,427 Loss ratio 47.3% Underwriting profit $87,875

See Notice About This Presentation Recent Energy Losses 53 Year Worldwide Insured Losses Total Loss1 HCC Loss2 2010 Deepwater Horizon $560M Nil 2010 Macondo well $1.0B - $3.0B Nil 2010 Oil pipeline leak into Michigan River (liability) $500M Nil 2010 Aban Lloyd semi-submersible $235M Nil 2010 California gas pipeline explosion (liability) $1.0B Nil 2011 Canadian Oil Sands fire $740M Nil 2011 Maersk floating production, storage and offloading (FPSO) $960M $1M 2011 Jupiter Lloyd semi-submersible $230M $3M 2011 Chevron Brazil oil spill Unknown Nil 2011 Petrojarl FPSOs $300M $5M 2011 Kolskaya jack-up $125M Nil 2012 KS Endeavour jack-up $235M Nil 2012 Elgin North Sea platform Unknown Nil 1 Insured market loss estimates from Lloyd & Partners Limited – May 2012. 2 Net loss as of April 30, 2012.

See Notice About This Presentation Account Summary 75% – Offshore platform, pipelines, storage and distribution 10% – Offshore construction 10% – Drilling contractors 446 accounts $75 million gross maximum line 3 platforms HCC London, HCC International and Syndicate 4141 at Lloyd’s HCC is slip leader on more than 70% of risks written 54

See Notice About This Presentation Geographical Split of Account (GWP) 55

See Notice About This Presentation Gulf of Mexico Offshore Windstorm 56 2011 Hurricane Season HCC Internal PML: 50% EQECAT 1 in 250 PML: 47% Lloyd’s RDS PML: 19%

See Notice About This Presentation 2012 Market Conditions HCC 2012 projected GWP of over $130 million Risk rate increases approximately +5% (versus +7.5% in 2011) Wind flat in 2011 and 2012 Lloyd’s regulator focus on Energy Stable capacity General P&C market upwards pressure 57

See Notice About This Presentation The Future Continued upwards pressure on pricing Fragile balance supply / demand Reduction in carriers Opportunity in subclasses Renewables Liabilities Downstream 58

See Notice About This Presentation Accident & Health 59

Evolution of Accident & Health Segment

May 1996
HCC acquires Massachusetts-based LDG Management Company Incorporated. 5% retained / 95% ceded.

February 1998
HCC acquires Atlanta-based Guarantee Insurance Resources.

December 1999
HCC Benefits acquires California-based Centris / U.S. Benefits.

December 1999
HCC Benefits closes year with approximately **$200 million** in premium. 25% retained / 75% ceded.

December 2000
HCC Benefits closes year with more than **$400 million** in premium.

December 2003
HCC Benefits closes year with nearly **$500 million** in premium. 50% retained / 50% ceded.

January 2005
HCC Benefits MGU merged into HCC Life Insurance Company (HCC Life). 100% retained.

December 2005
HCC Life acquires Missouri-based Perico Ltd. and MIC Life Insurance Corporation; renames it Perico Life Insurance Co.

October 2006
HCC Life acquires health division of Allianz Life, including stop-loss, HMO reinsurance and medical excess products.

January 2008
HCC Life acquires Indiana-based MultiNational Underwriters, later to become HCC Medical Insurance Services (HCCMIS).

July 2011
Perico Life's operations are combined with HCC Life.

HCC

December 2011
A&H Segment closes year with more than **$800 million** in premium and over **$100 million** of pretax profit.

HCC

See Notice About This Presentation

60

See Notice About This Presentation Experienced Management Team 61 Craig Kelbel President & CEO Industry: 35 years HCC: 13 years Larry Stewart CUO & Senior VP Industry: 23 years HCC: 14 years Dan Strusz Executive VP Industry: 28 years HCC: 11 years Suzi Johnson Senior VP Industry: 28 years HCC: 13 years Mark Sanderford Executive VP & CFO Industry: 28 years HCC: 14 years Jay Ritchie Senior VP Industry: 19 years HCC: 12 years David Grider Senior VP Industry: 23 years HCC: 16 years Mark Carney President, HCCMIS Industry: 31 years HCC: 3 years Mike Lanza Asst. VP of Claims Industry: 21 years HCC: 1 year Steve Harrison CIO Industry: 34 years HCC: 12 years Tony Budreski VP, Controller Industry: 32 years HCC: 12 years Bonnie Anderson President, LifeTrac Industry: 30 years HCC: 6 years Mike Remeika Senior VP Industry: 23 years HCC: 16 years Jeff Petty Senior VP Industry: 18 years HCC: 6 years Mike Lee Senior VP Industry: 31 years HCC: 9 years Michael Holthaus Senior VP Industry: 23 years HCC: 6 years

See Notice About This Presentation Medical Stop-Loss – Financial Results 62 Dollars in thousands 2010 2011 2011 2012 Gross written premium $654,335 $703,814 $174,957 $193,233 Net written premium 654,335 703,619 174,909 193,087 Net earned premium 654,335 703,619 174,909 193,087 Loss ratio 73.6% 74.5% 73.9% 75.3% Full Year First Quarter

See Notice About This Presentation Current State of the Market Market continues to shift from MGU model to direct carriers Market experiencing consolidation of plan administrators Brokers more committed to self-funded options 63 2010 2011 1Q11 1Q12 New Business Premium Written (000s) $135,074 $152,537 $85,111 $124,416 Proposals Received 38,969 35,876 17,543 12,691 Premium Persistency 81.2% 83.5% 85.9% 84.8% Average Rate-to-Rate Increase 9.1% 9.5% 10.7% 7.2% Average Effective Rate Increase 20.3% 21.1% 22.8% 19.0% Leveraged Trend 20.2% 20.0% 20.8% 19.6%

See Notice About This Presentation Medical Stop-Loss Competitive Advantages HCC is recognized as an industry leader Flat management structure allows producers to be in close contact with management Large book of business yields credible data for analytics High level of industry experience Claim control programs Preliminary Claim Unit and Specialty Claim Unit Mayo Clinic relationship Ownership of LifeTrac Network 64

See Notice About This Presentation Affordable Health Care Act Stop-loss is not considered health insurance under Patient Protection and Affordable Care Act (PPACA) Employers expected to keep offering benefit after January 1, 2014 Reforms that apply to employers are being priced into stop-loss product, with very little change to premium rates Increased scrutiny on stop-loss sold to small employers (less than 50 employees, which is less than 2% of covered lives) from state regulators looking to implement Health Insurance Exchanges California introduced new legislation New Jersey regulation NAIC 65

See Notice About This Presentation New Lines of Business 66

See Notice About This Presentation Historical Growth Acquisitions – examples include: Accident & Health – Six acquisitions from 1996-2008 U.S. Property & Casualty – ASU International and PIA in 2001 HCC Global – MAG Global Financial Products in 2002 U.S. Surety – Four acquisitions from 2004-2009 Team hires – examples include: Energy – 2000 Property Treaty – 2009 U.S. Credit – 2005 U.S. Property & Casualty – DIC team in 2008 Organic growth 67

See Notice About This Presentation Acquisitions and Team Hire Parameters Target lines of business High growth potential and / or synergy with existing operations Requires underwriting expertise Manageable limits with available reinsurance Little or no correlation with existing businesses Target team Experienced underwriters Centralized location(s) Economic return Potential for strong underwriting profitability (overall target CR in mid 80s) Return on Equity target of risk-free rate plus 10%+ (post start-up phase) 68

See Notice About This Presentation M&A Environment M&A concerns Economic return Execution risk Culture Growing our own operation versus buying an existing operation is often the best option - examples: Team hires previously discussed, including Energy, Property Treaty, Credit, etc. Lloyd’s syndicate HCC syndicate cost less than $6 million Recent Lloyd’s syndicate purchases of $225 million+ M&A activity Due to our strong financial ratings and balance sheet, we see a high volume of potential transactions Over the last few years, economic return has been below our target of risk-free rate plus 10%+ Sellers have unrealistic expectations Managements are often entrenched...for obvious reasons 69

See Notice About This Presentation Primary Casualty Added nine staff since May 2011 Leaders have 15+ years of experience Located in Chicago and Los Angeles Target classes Contractors Construction projects Real estate Activity since inception (through 1Q12) 6,900 submissions 70 accounts bound with $11 million of premium 70

See Notice About This Presentation Excess Casualty Added seven staff since April 2011 Leaders have 30+ years of experience Located in Chicago and San Francisco Target classes Manufacturing Contractors Public entities Activity since inception (through 1Q12) 2,676 submissions 97 accounts bound with $9 million of premium 71

See Notice About This Presentation Technical Property Four-person team started writing in 1Q11 Leaders have 15+ and 30+ years of experience, respectively Located in New York Target classes Petroleum Petrochemical Chemical Process industries Activity since inception (through 1Q12) 501 submissions 88 accounts bound with $8 million of premium 72

See Notice About This Presentation New Lines of Business – Financial Results 73 Dollars in thousands Primary Casualty Excess Casualty Technical Property Primary Casualty Excess Casualty Technical Property Gross written premium $5,028 $4,408 $7,267 $5,485 $4,860 $466 Net written premium 2,614 2,447 3,805 2,876 2,697 (387) Net earned premium 404 264 1,496 930 998 825 Loss ratio 60.1% 59.8% 48.5% 60.0% 60.0% 47.3% Combined ratio 232.1% 355.3% 87.5% 119.8% 113.8% 93.4% Full Year 2011 First Quarter 2012

See Notice About This Presentation New Lines of Business – Forecast 74 2012 Forecast GWP Dollars in millions Primary Casualty $25.0 Excess Casualty 20.0 Technical Property 15.0 $60.0

See Notice About This Presentation Proven Growth in New Lines of Business 75 $0 $25 $50 $75 $100 $125 $150 2009 2010 2011 Gross Written Premium (Millions) Property Treaty $0 $100 $200 $300 $400 $500 $600 2002 2003 2004 2005 2006 2007 2008 2009 2010 2011 Gross Written Premium (Millions) U.S. and International D&O $0 $10 $20 $30 $40 $50 $60 2005 2006 2007 2008 2009 2010 2011 Gross Written Premium (Millions) U.S. Credit Energy Gross Written Premium (Millions) $150 $120 $90 $60 $30 $0 2000 2001 2002 2003 2004 2005 2006 2007 2008 2009 2010 2011

See Notice About This Presentation HCC Specialty 76

Experienced Management Team

Marc Idelson
CUO – Contingency and Disability
Industry: 22 years
HCC: 11 years

Bill Hubbard
President and CEO
Industry: 23 years
HCC: 11 years

Thomas Harmeyer
CUO – Professional Lines, Public Risk and Casualty
Industry: 16 years
HCC: 9 years

Disability

Brendon Bruner
SVP High Limit Disability
Industry: 18 years
HCC: 11 years

Philip Hall
Managing Director UK
Industry: 16 years
HCC: 6 years

Contingency

Sean Curtin
SVP U.S. Contingency
Industry: 20 years
HCC: 11 years

Burt Van Wagenen
SVP Crisis Management
Industry: 34 years
HCC: 11 years

Eric Mihailovich
SVP DIC
Industry: 24 years
HCC: 4 years

Todd Ruyak
SVP DIC
Industry: 16 years
HCC: 4 years

Philip Hall
Managing Director UK
Industry: 16 years
HCC: 6 years

Commercial Package

Sean Curtin
SVP Commercial Package
Industry: 20 years
HCC: 11 years

Angelo Ganguzza
VP Underwriting Lumber
Industry: 27 years
HCC: 1 year

Mike Davis
SVP Criminal Justice
Industry: 38 years
HCC: 4 years

Professional Lines

Jim Bechter
COO A&E
Industry: 24 years
HCC: 8 years

Pauline Morley
SVP MPL
Industry: 26 years
HCC: 2 years

Chris Murphy
Underwriting Mgr EPL
Industry: 10 years
HCC: 10 years

Public Risk

David Kensler
President Public Risk
Industry: 38 years
HCC: 6 years

Ann Cowan
SVP Public Risk
Industry: 42 years
HCC: 6 years

Primary and Excess Casualty

Chris Day
SVP Primary Casualty
Industry: 20 years
HCC: 1 year

Phil Joschko
SVP Excess Casualty
Industry: 33 years
HCC: 1 year

HCC
See Notice About This Presentation
77

See Notice About This Presentation HCC Specialty – Strategy Employ experienced and industry-known underwriting talent Underwrite products that are unique, complex, highly specialized and difficult for other insurers to replicate Manage aggregations through use of reinsurance and third-party carriers Control distribution through use of third-party carriers, broker exclusivity, limits, direct dealing with insureds and “non-traditional” networks Grow business through innovation, acquisition and product synergy 78

See Notice About This Presentation Current State of the Market Lines of business with firm and/or rising rates Contingency High-Limit Disability Commercial Package Casualty Lines of business that remain competitive Professional Lines Public Risk 79

See Notice About This Presentation HCC Specialty – Product List DISABILITY Athletes Entertainers Key Executives CONTINGENCY Event Cancellation Weather Special Event Liability Prize Indemnity Kidnap and Ransom Malicious Product Tampering / Recall Food Borne Illness Contractual Bonus DIC Film Production 80 PROFESSIONAL LIABILITY Miscellaneous Professional Liability Architects and Engineers Contractors Professional Employment Practices CASUALTY Primary Excess COMMERCIAL PACKAGE Lumber Products and Wood Materials Criminal Justice Musical Instruments Bowling Centers PUBLIC RISK Property General Liability Auto Liability

See Notice About This Presentation Sports Disability Market leader in insurance for professional athletes Key classes: Baseball, Basketball, Football, Hockey and Soccer Other classes: Coaches, Collegians (with professional potential) and Teams Coverages Temporary Total Disability (TTD) Permanent Total Disability (PTD) Critical Asset Protection (CAP) Accidental Death and Dismemberment (AD&D) Limits Up to $100 million of gross capacity 81

See Notice About This Presentation Contingency Insurance Three key lines of business within Contingency Division Kidnap and Ransom Families and Corporations Only Incidental Marine Piracy exposure $50 million limit Crisis response team on exclusive retainer Event Cancellation Sporting Events, Entertainment Events, Trade Shows and Conventions Life Events $50 million limit – can place facultative to over $250 million Film Production Three major studios - very few independents Largest budgeted film: $332 million Largest grossing film: $2.8 billion 5 Best Picture nominations since 2010 82

See Notice About This Presentation Disability and Contingency – Financial Results 83 Dollars in thousands 2010 2011 2011 2012 Gross written premium $119,633 $121,342 $23,438 $26,066 Net written premium 21,699 40,600 7,265 5,061 Net earned premium 18,397 25,732 5,614 5,802 Loss ratio 30.4% 29.1% 71.3% 40.3% Full Year First Quarter

See Notice About This Presentation HCC Specialty – Summary Writes highly specialized, hard to replicate business Requires skilled and experienced underwriters Not solely dependent on historical data but intuition and skill Broad product list including over thirty lines of business Market leader in specialized and complex products 84

See Notice About This Presentation U.S. Surety and Credit 85

See Notice About This Presentation U.S. Surety 86

See Notice About This Presentation U.S. Surety – Background HCC entered U.S. Surety business in 2004 / 2005 with purchases of American Contractors Indemnity Co. and United States Surety Co. U.S. Surety expanded in 2007 and 2009 with the “bolt-on” acquisitions of Pioneer General Insurance Co. and Surety Co. of the Pacific Majority of senior management remains from pre-acquisition period General business strategy and approach remains unchanged Primarily focused on small- to mid-size risks Adequate pricing required for capacity provided Since inception, U.S. Surety has earned $1.0 billion of net earned premium and over $220 million of underwriting profit, with a combined ratio of 78% 87

See Notice About This Presentation Experienced Management Team 88 Adam Pessin President and CEO Industry: 18 years HCC: 10 years Frank Mester SVP, Underwriting: Commercial & Contract Industry: 13 years HCC: 13 years Peter Carman SVP and CFO Industry: 36 years HCC: 6 years Frank Lanak SVP, Bond Claims Industry: 15 years HCC: 12 years Jon Schneider SVP, Underwriting: Court & Bail Industry: 20 years HCC: 1 year Brian Steele SVP, Underwriting: Large Commercial Industry: 26 years HCC: 3 years Carol Nevin SVP, Underwriting: Contract Industry: 27 years HCC: 15 years Richard Klein Chairman of the Board Industry: 43 years HCC: 16 years

See Notice About This Presentation U.S. Surety – Financial Results 89 Dollars in thousands 2010 2011 2011 2012 Gross written premium $171,595 $169,237 $41,705 $39,926 Net written premium 164,764 158,116 39,758 36,134 Net earned premium 160,373 164,879 40,661 39,920 Loss ratio 22.8% 20.6% 25.4% 24.8% Full Year First Quarter

See Notice About This Presentation U.S. Surety – Contract Surety Contract surety was 36% of U.S. Surety’s total GWP in 2011, versus 68% for U.S. surety industry Mix of traditional and specialty accounts Smaller limit profile and higher average rates compared to peers Less exposed to increasing claims severity beginning to develop within the industry Resourceful claims and subrogation handling Significant ability to expand our business model geographically when market opportunities present themselves 90

See Notice About This Presentation U.S. Surety – Commercial Surety Commercial surety was 64% of U.S. Surety’s total GWP in 2011, versus 32% for U.S. surety industry Majority of commercial surety GWP associated with small limit business significantly aided by technology tools and efficient business processes Ability to expand our business model geographically beyond market leading presence in Western U.S. 91

See Notice About This Presentation U.S. Credit 92

See Notice About This Presentation 93 Mark Reynolds President Industry: 32 years HCC: 6 years Brian Duffy Lead Underwriter – U.S. Industry: 32 years HCC: 6 years Jerome Swinscoe Lead Underwriter – UK Industry: 10 years HCC: 5 years Experienced Management Team

See Notice About This Presentation U.S. Credit – Financial Results 94 Dollars in thousands 2010 2011 2011 2012 Gross written premium $55,271 $57,075 $12,066 $14,567 Net written premium 44,609 50,743 9,949 8,570 Net earned premium 39,535 45,656 10,703 7,809 Loss ratio 41.5% 40.0% 44.2% 14.6% Full Year First Quarter

See Notice About This Presentation U.S. Credit Trade credit and political risk represented 85% and 15% of U.S. Credit’s GWP, respectively, in 2011 Focus on short to medium duration coverage Managed out of New York, with 68% of GWP produced via London market Volatility tempered by risk attaching reinsurance, country and debtor limit management Produced underwriting income during the global financial crisis Since inception, U.S. Credit has earned nearly $180 million of net earned premium and over $30 million of underwriting profit, with a combined ratio of 81% 95

See Notice About This Presentation U.S. Surety and Credit – Takeaways Inception to date, U.S. Surety and Credit has produced nearly $1.2 billion of net earned premium at a combined ratio less than 80% U.S. Surety and Credit business models are structured to have less volatility than most peer companies Management focus on underwriting profit over market share and top-line metrics 96

See Notice About This Presentation Professional Liability 97

See Notice About This Presentation HCC Global (HCCG) Overview U.S. D&O 75 employees Farmington (61), Jersey City (8), Houston (3) and Mt. Kisco (3) 2011 GWP of $356 million D&O represents 78% of GWP International D&O 103 employees in Barcelona and London 2011 GWP of $109 million DFP 14 employees in Mt. Kisco 2011 GWP of $96 million 98

See Notice About This Presentation U.S. D&O – Financial Results 99 Dollars in thousands 2010 2011 2011 2012 Gross written premium $388,369 $355,826 $55,646 $60,877 Net written premium 288,306 265,071 41,771 45,295 Net earned premium 303,028 279,323 71,354 66,874 Loss ratio 60.8% 47.8% 59.7% 61.1% Full Year First Quarter

No titles or corporate ladders to climb 20+ years in industry with 10+ years at HCCG Stefano Filiberti Margaret Kingsley Tom Pettit Rich Ruffee Andy Stone 20+ years in industry with 5+ years at HCCG Stephen Guglielmo Zero turnover in Public Company D&O unit since started in 1999 One retirement Christine Montelbano Jordan George Joann Leifert Peter Quinn Eric Rush See Notice About This Presentation U.S. D&O – Experienced Management Team 100

See Notice About This Presentation 2012 Environment – U.S. D&O Seven years of falling rates, but market is mostly flat in 1Q12 Current securities claims level is average, but makeup is different, which makes environment still very attractive Average number of securities claims per year from 1997 to 2010 was 194 188 claims in 2011 33 were Chinese IPO/Reverse Mergers; we were on zero accounts 43 were M&A bump-up claims, which typically are not a severity claim It is our understanding that, ten years ago, 30-32% of securities claims were granted motion to dismiss – in each of the last six years, dismissal rate has been between 40% and 45% 101

See Notice About This Presentation International D&O – Experienced Management Team 102 Philippe Vézio Co-CEO Industry: 20 years HCC: 10 years Paul Rayner Underwriting Director London Industry: 15 years HCC: 3 years Henk Bakker Chief Underwriting Officer Industry: 18 years HCC: 8 years Christian Kanu Underwriting Director Barcelona Industry: 9 years HCC: 9 years Thibaud Hervy Co-CEO Industry: 15 years HCC: 10 years

See Notice About This Presentation International D&O – Financial Results 103 Dollars in thousands 2010 2011 2011 2012 Gross written premium $97,960 $108,834 $23,929 $26,249 Net written premium 39,307 64,428 14,180 15,208 Net earned premium 47,358 51,638 10,775 15,184 Loss ratio 60.8% 8.2% 60.6% 51.9% Full Year First Quarter

See Notice About This Presentation International D&O Business Involvement in International D&O business since 2002 has been very profitable Claims from 2007-2009 credit crisis are mostly Professional Indemnity claims – not D&O Total international capacity estimated to be above $1 billion (between local market capacity and London market capacity) 104

See Notice About This Presentation International D&O Market in 2011-2012 Competition remains fierce Very few new entrants compared with previous years, especially in London 2011 was seventh consecutive year of softening market – so far, 2012 is following same trend Market is very contrasted: Rates are stabilizing on Financial Institutions but continue to decrease 10% to 15% for Commercial business Several insurers withdrew capacity from specific lines or territory, triggering pockets of market hardening (e.g., Chinese IPOs, Solar energy, PIIGS exposed or domiciled risks) Overall lack of professionals with “hard market” experience 105

See Notice About This Presentation HCCG DFP Includes Private Equity, Investment Advisor and General Partnership Liability accounts DFP book re-underwriting targets Increase deductibles and premiums Lost over 30% of accounts 1Q12 results 61% renewal rate versus approximately 90% historical Private Equity primary average limit decreased from $5.0 million to $3.9 million Average deductible increased 52% Average unadjusted rate increased 10% 106

See Notice About This Presentation HCCG Competitive Advantages Centralized authority Underwriter compensation Risk selection Since 1999, we believe of all carriers with at least $25 million in D&O capacity, we are the only carrier without a $25 million loss until this year 107

See Notice About This Presentation U.S. and International D&O – Historical Results 108 Dollars in thousands 2002 through 1Q12 Gross earned premium $3,981,142 Gross paid losses 686,896 Gross paid loss ratio 17.3%

See Notice About This Presentation Enterprise Risk Management 109

See Notice About This Presentation Characteristics That Make HCC Unique Risk management and underwriting culture Disciplined balance sheet and high quality investment portfolio We expect these characteristics to lead to: Growth in book value per share Strong liquidity Positive operating cash flow Stable investment portfolio and yields 110

Enterprise Risk Management Integration 111 See Notice About This Presentation

Asset Mark-to-market impacts on asset portfolio Risks of default Underwriting Volatility in attritional loss ratios and shock events Reserve Development on prior years’ results Reinsurance collectability Operational See Notice About This Presentation Risks Impacting Insurance Companies 112

See Notice About This Presentation Why Scenario Testing - Historical Perspective 113 History contains increasing interest rates and combined ratios Source: General Re – New England Asset Management.

See Notice About This Presentation HCC – Limited Susceptibility to Inflation 114 History contains increasing inflation rates and combined ratios Source: General Re – New England Asset Management.

See Notice About This Presentation HCC – Limited Susceptibility to Inflation Business remains shifted toward shorter tail lines No writings of Workers Compensation or Medical Malpractice Loss drivers of larger lines not tied to personal injury Ratio of 12/31/11 Net Reserves to 2011 Net Earned Premium HCC 126% Peer Average 184% 115

See Notice About This Presentation Why Scenario Testing – Historical Perspective 116 Source: General Re – New England Asset Management.

Rate Rise Scenario: Interest Rate Rise Taxable Tax Exempt Year 1 Base + 150 Base + 100 Year 2 Base + 350 Base + 250 Year 3 Base + 450 Base + 325 Year 4 Base + 550 Base + 400 Year 5 Base + 550 Base + 400 UW Stress Scenario: Combined Ratio Increase Combined Ratio Base + 1 StDev Base + 2 StDev Base + 3 StDev Base + 1 StDev Base + 0 StDev See Notice About This Presentation GR-NEAM’s Enterprise Capital Return and Risk ManagementSM Methodology Used in conjunction with internal proprietary economic models Base case relies upon guidance with 88% combined ratio impacted by moderate interest rate changes in future years Combined scenario includes both Rate Rise and Underwriting Stress 117

See Notice About This Presentation GR-NEAM Underwriting Stress Scenario – Cumulative Impact Cumulative difference between the combined ratios of the Base Case and UW Stress scenarios $1.6 billion over five-year period Remote scenario used to test HCC financials 118 UW Stress Scenario Annual CR Impact Year 1 Base + 1 StDev $211M Year 2 Base + 2 StDev $451M Year 3 Base + 3 StDev $713M Year 4 Base + 1 StDev $254M Year 5 Base + 0 StDev $0M Source: General Re – New England Asset Management.

See Notice About This Presentation Results of GR-NEAM Stress Scenarios Continued growth in GAAP equity Growing liquidity Positive movement in operating cash flow Increases in investment income 119

See Notice About This Presentation Results of GR-NEAM Stress Scenarios – Total Liquidity 120 Note: Total liquidity represents operating cash flow plus cash from maturing investments. Source: General Re – New England Asset Management. $0 $300 $600 $900 $1,200 $1,500 $1,800 2012 2013 2014 2015 2016 Total Liquidity (Millions) Base Case UW Stress Rate Rise Combined

See Notice About This Presentation Results of GR-NEAM Stress Scenarios – After-Tax Earned Investment Income 121 Source: General Re – New England Asset Management. $0 $80 $160 $240 $320 $400 $480 2012 2013 2014 2015 2016 After-Tax Earned Investment Income (Millions) Base Case UW Stress Rate Rise Combined

See Notice About This Presentation Results of GR-NEAM Stress Scenarios – Operating Cash Flow 122 Source: General Re – New England Asset Management. $0 $150 $300 $450 $600 $750 $900 2012 2013 2014 2015 2016 Operating Cash Flow (Millions) Base Case UW Stress Rate Rise Combined

See Notice About This Presentation Results of GR-NEAM Stress Scenarios – GAAP Equity 123 Note: Red line denotes 2011 shareholders’ equity. Source: General Re – New England Asset Management. $2,000 $2,700 $3,400 $4,100 $4,800 $5,500 $6,200 2012 2013 2014 2015 2016 GAAP Equity (Millions) Base Case UW Stress Rate Rise Combined Unrealized Gain / Loss

See Notice About This Presentation HCC Positioned to Capitalize on Opportunities Risk management and underwriting culture Disciplined balance sheet and high quality investment portfolio Stress scenarios highlight continued: Growth in book value per share Strong liquidity Positive operating cash flow Stable investment portfolio and yields 124

See Notice About This Presentation Closing Remarks 125

See Notice About This Presentation HCC Strengths Experienced underwriters and management Peer group leading expense ratio Highly rated insurance companies Financial flexibility Operational discipline Market leader 126

See Notice About This Presentation HCC Performance High performance in different environments Soft market High cat loss market Improving market Consistent, strong performance Poised for even greater success 127

See Notice About This Presentation The world does not sit quietly... ...and when it does not, HCC is positioned to capitalize on the opportunities that will arise. 128